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                                                                   Exhibit 10.48

                                MEMRY CORPORATION
                                57 Commerce Drive
                              Brookfield, CT 06804
                                  203-740-7311
                                Fax 203-775-2359

                                    May 29, 1996

Dominion Partners
2909 Bay to Bay Blvd., #200
Tampa, FL  33629

Attention: Mr. W. Andrew Krusen, Jr.

Dear Andy:

      Memry Corporation (the "Company") is planning to issue to you, for no new consideration, 24,176 shares (the "Additional Shares") of Common Stock, par value $0.01 per share ("Common Stock"), of the Company in accordance with the terms of your purchase of 14,286 shares of Common Stock between December 1, 1994 and June 30, 1995, inclusive (the "Prior Purchase"). Such issuance (the "Offer") is based on the original purchase price paid by you for the Common Shares divided by a price of $0.65 per share of Common Stock, less shares received by you in the Prior Purchase, with the resulting number being rounded to the nearest share. This offer is intended to effectively reduce your purchase price to the same $0.65 per share purchase price that was paid by the purchasers of the Company's Series G Preferred Stock, par value $100 per share (the "G Preferred"), shortly after your purchase.

      If you participate in the Offer, as a holder of the Additional Shares, you would be granted the same registration and information rights granted to all holders of the G Preferred, as set forth in more detail on Annex A attached hereto.

      If you would like to participate in the Offer, please so indicate by signing in the space provided below. By so signing below, you agree that all of the representations and warranties made by you in the Securities Purchase Agreement between you and the Company pursuant to which you purchased the Common Shares, including without limitation the representation and warranty that such acquisition is for your own account, are true and correct as of the date of your signature below, as if made on such date. Please then return this signed letter to the Company, to be received by the Company no later than June 17, 1996, at the above-referenced address, to the attention of Wendy A. Gavaghan. A new stock certificate will be issued to you promptly thereafter evidencing the Additional Shares. Please note that the Additional Shares have not been registered under any securities laws, and therefore are subject to substantial restrictions on transfer and may not be transferred for an indefinite period of time. The certificate evidencing the Additional Shares will contain the following restrictive legends:
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Mr. W. Andrew Krusen, Jr.
May 29, 1996

Page 2

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH SALE, OFFER FOR SALE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION DOES NOT VIOLATE THE PROVISIONS OF SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT.

      THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE "GEORGIA SECURITIES ACT OF 1973," AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

      If you have any questions or would like further information concerning this proposed offer, please call me.

                                    Very truly yours,

                                    /s/ James G. Binch
                                    -------------------------------
                                    James G. Binch

I agree to participate in the Offer upon the terms set forth above:

DOMINION FINANCIAL GROUP, INC.

/s/ W. Andrew Krusen, Jr. - Pres.
---------------------------------
Name: DOMINION PARTNERS
Title, if appropriate:

Date:  6-3-96
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                         Annex A Intentionally Omitted